                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     BRIGHT HORIZONS FAMILY SOLUTIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                     BRIGHT HORIZONS FAMILY SOLUTIONS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2001

                              --------------------

         The 2001 annual meeting of stockholders of Bright Horizons Family Solutions, Inc. will be held at 10:00 a.m., local time, on Wednesday, May 23, 2001, at our corporate offices, 200 Talcott Avenue South, Watertown, Massachusetts. At the meeting, stockholders will act on the following proposals:

         1.       Election of four directors, each for a term of three years;

         2. Approval of an amendment to our 1998 Stock Incentive Plan to increase the number of shares reserved for issuance thereunder by an additional 750,000 shares; and

         3.       Any other matters that may properly come before the meeting.

         Stockholders of record at the close of business on April 2, 2001 are entitled to vote at the meeting or any postponement or adjournment.

         Your vote is important. Please COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY, in order that as many shares as possible will be represented.

                                       By order of the Board of Directors,



                                       /s/ Stephen I. Dreier
                                       Chief Administrative Officer and
                                       Secretary

Watertown, Massachusetts
April 20, 2001

                                TABLE OF CONTENTS

ABOUT THE MEETING................................................................................................  1
           What is the purpose of the annual meeting?............................................................  1
           Who is entitled to vote?..............................................................................  1
           What constitutes a quorum?............................................................................  1
           How do I vote?........................................................................................  1
           Can I change my vote after I return my proxy card?....................................................  2
           What are the Board's recommendations?.................................................................  2
           What vote is required to approve each item?...........................................................  2
           How do I vote my shares if they are held in the name of my broker (street name)?......................  2

STOCK OWNERSHIP..................................................................................................  3
           Who are the largest owners of our stock?..............................................................  3
           How much stock do our directors and executive officers own?...........................................  4

PROPOSAL 1--ELECTION OF DIRECTORS................................................................................  6
           Directors Standing for Election.......................................................................  6
           Directors Continuing in Office........................................................................  7
           How are directors compensated?........................................................................  9
           How often did the Board meet during 2000?.............................................................  9
           What committees has the Board established?............................................................  9
           Report of the Audit Committee......................................................................... 10
           Executive Compensation................................................................................ 11
           Employment Agreements................................................................................. 13
           Severance Agreements.................................................................................. 13
           Report of the Compensation Committee on Executive Compensation........................................ 14
           Performance Graph..................................................................................... 17
           Compensation Committee Interlocks and Insider Participation........................................... 18
           Certain Relationships and Related Transactions........................................................ 18

PROPOSAL 2--APPROVAL OF AMENDMENT TO OUR 1998 STOCK INCENTIVE PLAN............................................... 18
           The Proposed Amendment................................................................................ 18
           Summary of the Material Provisions of the Plan........................................................ 19
           Options Granted Under the Plan........................................................................ 21
           Certain U.S. Federal Income Tax Consequences.......................................................... 21

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................................................... 23

INDEPENDENT PUBLIC ACCOUNTANTS................................................................................... 23
           Fees Billed to the Company by Arthur Andersen LLP During 2000......................................... 23

ADDITIONAL INFORMATION........................................................................................... 23

APPENDIX A        CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
APPENDIX B        THIRD AMENDMENT TO THE 1998 STOCK INCENTIVE PLAN

                     BRIGHT HORIZONS FAMILY SOLUTIONS, INC.

                            200 TALCOTT AVENUE SOUTH
                         WATERTOWN, MASSACHUSETTS 02472

                              --------------------

                                 PROXY STATEMENT

                              --------------------

         The Board of Directors is soliciting proxies to be used at the 2001 annual meeting. This proxy statement and the enclosed proxy will be mailed to stockholders on or about April 20, 2001.

         The Company was incorporated in Delaware in April 1998. On July 24, 1998, two publicly traded companies, CorporateFamily Solutions, Inc. and Bright Horizons, Inc., were merged into two wholly owned subsidiaries of the Company. Pursuant to the merger, each share of common stock of CorporateFamily Solutions was exchanged for one share of the Company's common stock, and each share of common stock of Bright Horizons was exchanged for 1.15022 shares of the Company's common stock. The Company also assumed all outstanding options to purchase CorporateFamily Solutions and Bright Horizons common stock. Unless the context otherwise requires, references in this proxy statement to the Company for periods prior to July 24, 1998 refer to one or both of the Company's predecessors, CorporateFamily Solutions and Bright Horizons, as appropriate. All references to "we", "us", and "our" refer to the Company.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

         At our annual meeting, stockholders will act upon the proposals outlined in the accompanying notice of meeting. In addition, our management will report on our performance during fiscal 2000 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE?

         Only stockholders of record at the close of business on the record date, April 2, 2001, are entitled to receive notice of the annual meeting, and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 12,603,767 shares of our common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

         If you complete and properly sign the accompanying proxy card and return the card to us, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. You can revoke your proxy at any time before it is exercised in any of three ways:

         - by submitting written notice of revocation to the Secretary;

         - by submitting another proxy that is later dated and properly signed;
         or

         - by voting in person at the meeting.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

         Unless you give other instructions on your proxy card, the persons named as proxies on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board recommends a vote:

         - for election of each of the nominated directors (see page 6); and

         - for approval of the amendment to our 1998 Stock Incentive Plan (see page 18).

         With respect to any other proposal that properly comes before the meeting, the proxies will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

         ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast by the stockholders entitled to vote at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Therefore, so long as a quorum is present, withholding authority will have no effect on whether one or more directors is elected.

         APPROVAL OF THE AMENDMENT TO OUR 1998 STOCK INCENTIVE PLAN; OTHER PROPOSALS. The amendment to our 1998 Stock Incentive Plan and any other proposal, other than the election of directors, that properly comes before the meeting will be approved if a majority of the shares represented and voting on the proposal vote in favor of the proposal. A properly executed proxy marked "ABSTAIN" with respect to any such proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

HOW DO I VOTE MY SHARES IF THEY ARE HELD IN THE NAME OF MY BROKER (STREET NAME)?

         If your shares are held by your broker, often referred to as in "street name," you should receive a form from your broker seeking instruction as to how your shares should be voted. If you do not issue instructions to your broker, your broker may vote your shares at its discretion on your behalf. However, if you hold your shares in "street name" through a broker or other nominee, your broker or nominee may or may not be permitted to exercise voting discretion with respect to the approval of the amendment to the 1998 Stock Incentive Plan or other proposals to be voted on. A broker holding shares registered in a street name is permitted to vote, in the broker's discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters. A broker non-vote occurs when the broker returns a proxy card without a vote (the "non-vote") on the non-routine matter. Shares represented by the broker non-votes will not be counted as votes for or against any proposal, but they will be counted in determining whether there is a quorum for purposes of each proposal.

                                 STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF OUR STOCK?

         The following table shows those stockholders who beneficially own more than 5% of our common stock.

                                                                     AGGREGATE NUMBER OF       PERCENT OF
                                                                     SHARES BENEFICIALLY         SHARES
                             NAME                                           OWNED            OUTSTANDING (1)
         John McStay Investment Counsel, L.P.(2)..............            1,664,500              13.21%
         Wellington Management Company, LLP(3)................            1,352,200              10.73%
         Delaware Management Holdings(4)......................            1,202,832               9.54%
         The Hartford Mutual Funds, Inc.(5)...................              828,200               6.57%
         Frontier Capital Management Co., LLC(6)..............              704,650               5.59%

(1)      Based on the number of shares outstanding at April 2, 2001.
(2) This information is based upon a Schedule 13F filed by American International Group, Inc. on February 14, 2001 for the period ending December 31, 2000, on behalf of itself, AIG Global Investment Group, Inc., and John McStay Investment Counsel, L.P. John McStay Investment Counsel, L.P. is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. American International Group, Inc. and John McStay Investment Counsel, L.P. report shared voting power as to 1,663,100 shares, no voting power as to 1,400 shares, and shared dispositive power as to 1,664,500 shares of our common stock. The principal address of John McStay Investment Counsel, L.P. is 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225 and the principal address of American International Group, Inc. is 70 Pine Street, New York, New York 10270.
(3) This information is based upon a Schedule 13G/A filed on February 13, 2001. Wellington Management Company, LLP is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940 and reports shared voting power as to 1,164,700 shares and shared dispositive power as to 1,352,200 shares of our common stock. Its principal address is 75 State Street, Boston, Massachusetts 02109.
(4) This information is based upon a Schedule 13G/A filed on March 7, 2001. Delaware Management Holdings is a parent holding company or control person in accordance with Rule 13d-1(b)(l)(ii)(G) of the Securities Exchange Act of 1934 and reports sole voting power as to 1,192,468 shares, sole dispositive power as to 1,197,932 shares, and shared dispositive power as to 4,900 shares. Its principal address is 2005 Market Street, Philadelphia, Pennsylvania 19103.
(5) This information is based upon a Schedule 13G/A filed on February 14, 2001 by The Hartford Mutual Funds, Inc., on behalf of The Hartford Capital Appreciation Fund. The Hartford Mutual Funds, Inc. is an investment company registered under Section 8 of the Investment Company Act of 1940 and reports shared voting power as to 828,200 shares and shared dispositive power as to 828,200 shares of our common stock. Its principal address is 200 Hopmeadow Street, Simsbury, Connecticut 06089.
(6) This information is based upon a Schedule 13G filed by Frontier Capital Management Co., LLC on February 14, 2001. Frontier Capital Management Co., LLC is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940 and reports sole voting power and sole dispositive power as to 704,650 shares of our common stock. Its principal address is 99 Summer Street, Boston, Massachusetts 02110.

HOW MUCH STOCK DO OUR DIRECTORS AND EXECUTIVE OFFICERS OWN?

         The following table shows the amount of our common stock beneficially owned (unless otherwise indicated) by our directors, our executive officers named in the Summary Compensation Table below and our directors and executive officers as a group. Except as otherwise indicated, all information is as of the record date, April 2, 2001.

                                                                   AGGREGATE NUMBER OF         RIGHT TO
                                                                    OUTSTANDING SHARES      ACQUIRE WITHIN     PERCENT OF SHARES
         NAME                                                     BENEFICIALLY OWNED(1)       60 DAYS(2)         OUTSTANDING(3)
--------------------------------------------------------------------------------------------------------------------------------
   Roger H. Brown...........................................             314,437                260,186              4.47%
   Linda A. Mason...........................................             314,437                260,186              4.47%
   Robert D. Lurie..........................................             391,151(4)               1,333              3.11%
   Marguerite W. Sallee.....................................              75,536(5)              78,584              1.22%
   E. Townes Duncan.........................................             146,904                  6,617              1.22%
   Mary Ann Tocio...........................................              10,000                 91,238                *
   Stephen I. Dreier........................................              38,705                 43,073                *
   David H. Lissy...........................................                   0                 55,342                *
   Elizabeth J. Boland......................................              11,930                 16,989                *
   William H. Donaldson.....................................               1,000                 33,421                *
   Joshua Bekenstein........................................              10,406                  4,667                *
   Sara Lawrence-Lightfoot..................................                   0                 14,251                *
   Fred K. Foulkes..........................................               9,201                  1,333                *
   JoAnne Brandes...........................................                   0                  5,067                *
   Ian M. Rolland...........................................               1,000                  4,667                *
   Directors and executive officers as a group (15 persons).           1,010,270                616,768             12.31%

* Represents less than 1% of our outstanding common stock

---------------

(1) The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority. Certain of our directors and executive officers disclaim beneficial ownership of some of the shares included in the table, as follows:

         -        Mr. Brown - 188,712 shares held by Mr. Brown and Linda A.
                  Mason, his wife, as co-trustees of the Roger H. Brown, Jr. Trust, 125,725 shares held by Ms. Mason and Mr. Brown, as co-trustees of the Linda A. Mason Trust. North American Management Corp., the investment advisor of the Roger H. Brown, Jr. Trust and Linda A. Mason Trust, has discretionary authority to dispose of the shares held in the trusts.
         -        Ms. Mason - 125,725 shares held by Ms. Mason and Roger H.
                  Brown, her husband, as co-trustees of the Linda A. Mason Trust, 188,712 shares held by Mr. Brown and Ms. Mason as co-trustees of the Roger H. Brown, Jr. Trust. North American Management Corp., the investment advisor of the Roger H. Brown, Jr. Trust and Linda A. Mason Trust, has discretionary authority to dispose of the shares held in the trusts.
         -        Mr. Lurie - 1,651 shares held by Jane Kyle-Lurie, his wife.
         - Mr. Duncan - 123,794 shares held by Solidus Company, of which Mr. Duncan is the president and a significant interest holder; 16,000 shares held by Solidus Partners, LP, of which Solidus Company is the General Partner (Mr. Duncan disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest in Solidus Company); 500 shares held by his children; 100 shares held by his wife; 3,000 shares held in accounts for the benefit of Mr. Duncan's mother; and 456 shares held in several trusts of which his wife is trustee (Mr. Duncan disclaims beneficial ownership of these shares).

(2) Reflects the number of shares that could be purchased upon exercise of options available at April 2, 2001 or within 60 days thereafter under our stock incentive plans. Certain of our directors and executive officers disclaim beneficial ownership of shares purchasable upon exercise of options included in the table, as follows:

         - Mr. Brown - 83,039 shares issuable upon exercise of options held by Linda A. Mason, his wife.
         - Ms. Mason - 177,147 shares issuable upon exercise of options held by Roger H. Brown, her husband.

(3) Based on the number of shares outstanding at, or that could be purchased upon exercise of options within 60 days of, April 2, 2001.

(4)      Includes 100,000 shares subject to a forward sale agreement.

(5) Includes 50,000 shares subject to a zero-cost collar arrangement pursuant to which Ms. Sallee wrote a covered call option and purchased a put option. Only one of the options can be in the money on the expiration date, June 13, 2003, at which time the in-the-money option will be exercised (and settled in cash), and the other option will expire. If neither option is in the money on the expiration date, both options will expire.

                        PROPOSAL 1--ELECTION OF DIRECTORS

                         DIRECTORS STANDING FOR ELECTION

         Our Board of Directors is divided into three classes (Class I, Class II and Class III). At each annual meeting of stockholders, directors constituting one class are elected for a three-year term. Our Certificate of Incorporation provides that each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. The current Board of Directors is comprised of eleven members, four of whom will be elected at the annual meeting. The Board of Directors has nominated and recommends to the stockholders William H. Donaldson, Fred K. Foulkes, Linda A. Mason, and Ian M. Rolland, each of whom is an incumbent Class III director, for election as Class III directors to serve until the annual meeting of stockholders in 2004 and until such time as their respective successors are duly elected and qualified.

         If any of the nominees should become unable to accept election, the persons named as proxies on the proxy card may vote for such other person or persons as may be designated by the Board of Directors. Management has no reason to believe that any of the nominees named above will be unable to serve. Certain information with respect to the nominees for election as Class III directors and with respect to Class I and Class II directors (who are not nominees for election at the annual meeting) is set forth below.

                               CLASS III DIRECTORS
                      (TO BE ELECTED; TERMS EXPIRE IN 2004)

William H. Donaldson                                                      Age 69

William H. Donaldson has served as a director of the Company since the merger. From January 1998 until the merger, Mr. Donaldson served as a director of Bright Horizons. In February 2000, Mr. Donaldson became the Chairman, President and Chief Executive Officer of Aetna, Inc., one of the nation's largest health benefits, insurance and financial services companies, and since January 2001, has served as Chairman of Aetna, Inc. Mr. Donaldson served as senior advisor to Donaldson, Lufkin & Jenrette, Inc., the investment banking firm he co-founded in 1959, from 1995 until his employment by Aetna in February 2000. He served as Chairman and Chief Executive Officer of Donaldson, Lufkin & Jenrette, Inc. until 1973, when he became Undersecretary of State under Dr. Henry Kissinger and later counsel to Vice President Nelson Rockefeller. Mr. Donaldson served as Chairman and Chief Executive Officer of the New York Stock Exchange from 1990 until 1995. He was the founding dean of the Yale University School of Management and held the tenured chair as the William S. Beinecke Professor of Management Studies. In addition to serving on the board of directors of Aetna, Inc., Mr. Donaldson serves on the board of Mail.com, Inc., a global provider of e-mail services. He also serves as Chairman of the Carnegie Endowment for International Peace and is a trustee of the Lincoln Center for the Performing Arts, the New York Police Foundation, the Marine Corps University Foundation, the Aspen Institute and the Foreign Policy Association. He is also Chairman of the Advisory Board of the Yale University School of Management.

Fred K. Foulkes                                                           Age 59

Professor Fred K. Foulkes has served as a director of the Company since the merger. Mr. Foulkes has been the Director of the Human Resources Policy Institute for Boston University School of Management since 1981 and has taught courses in human resource management and strategic management at Boston University since 1980. From 1968 to 1980, Professor Foulkes was a member of the Harvard Business School faculty. His principal publications include Personnel Policies in Large Nonunion Companies and Executive Compensation: A Strategic Guide for the 1990's. Professor Foulkes is a recipient of the Employment Management Association Award and the Fellow Award, the National Academy of Human Resources award of distinction for outstanding achievement in the human resource profession.

Linda A. Mason                                                            Age 46

Linda A. Mason has served as a director of the Company since the merger. Ms. Mason also served as Chairman of the Board from the merger until May 1999 when she became Co-Chairman of the Board. Ms. Mason co-founded Bright Horizons and served as a director and President of Bright Horizons from its inception in 1986 until the merger. From its inception until September 1994, Ms. Mason also acted as Bright Horizons' Treasurer. Prior to founding Bright Horizons, Ms. Mason was co-director of the Save the Children relief and development effort in Sudan and worked as a program officer with CARE in Thailand. Prior to 1986, Ms. Mason worked as a management consultant with Booz, Allen and Hamilton. Ms. Mason also is a director of The Horizons Initiative, a non-profit organization that provides support for homeless children and their families, and the Globe Newspaper Company, a subsidiary of The New York Times Company which owns and publishes The Boston Globe, is a Fellow of the Yale Corporation and serves on the Advisory Board of the Yale University School of Management. Ms. Mason is the wife of Roger H. Brown.

Ian M. Rolland                                                            Age 67

Ian M. Rolland has served as a director of the Company since September 1998. Mr. Rolland was Chairman and Chief Executive Officer of Lincoln National Corporation, a provider of life insurance and annuities, property-casualty insurance and related services through its subsidiary companies, from 1992 until July 1998 and President and Chief Executive Officer from 1977 to 1992. Mr. Rolland is a director of NiSource Inc., a holding company for various utility companies, and is a member of the Board of Advisors of CID Ventures, a venture capital fund.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
                    STOCKHOLDERS VOTE "FOR" THESE NOMINEES.

                         DIRECTORS CONTINUING IN OFFICE

                                CLASS I DIRECTORS
                             (TERMS EXPIRE IN 2002)

JoAnne Brandes                                                            Age 47

JoAnne Brandes has served as a director of the Company since the merger. From December 1995 until the merger, Ms. Brandes served as a director of CorporateFamily Solutions. Ms. Brandes has served as Senior Vice President, General Counsel and Secretary for S.C. Johnson Commercial Markets, Inc., a manufacturer and marketer of cleaning and sanitation products and services since October 1997. From October 1996 to October 1997, Ms. Brandes served as Vice President and General Counsel for S.C. Johnson Commercial Markets, Inc. From May 1992 to October 1996, Ms. Brandes served as Vice President of Corporate Communication Worldwide for S.C. Johnson & Son, Inc., a manufacturer of cleaning and personal care products. Prior thereto, Mr. Brandes served as Senior Legal Counsel to S.C. Johnson & Son, Inc. from 1981 to 1992. Ms. Brandes serves as a director of Alternative Resources Corporation, a temporary technical staffing company, a director of JohnsonFamily Funds, Inc., a mutual fund, a Regent in the University of Wisconsin System Board of Regents, Director of Child Care Action Campaign, a not-for-profit organization which promotes quality child care, and a member of the State of Wisconsin's Governor's Child Care Council.

Joshua Bekenstein                                                         Age 42

Joshua Bekenstein has served as a director of the Company since the merger. From 1986 until the merger, Mr. Bekenstein served as a director of Bright Horizons. Since 1993, Mr. Bekenstein has been a Managing Director of Bain Capital, Inc. and has been a general partner of Bain Venture Capital since its inception in 1987. Mr. Bekenstein serves as a director of Waters Corporation, a manufacturer and distributor of high performance liquid chromatography instruments, Sealy Corporation, the largest conventional bedding manufacturer in North America, and The Horizons Initiative.

Roger H. Brown                                                            Age 44

Roger H. Brown has served as a director of the Company since the merger and has also served as Chief Executive Officer of the Company since May 1999. Mr Brown was President of the Company from the merger until June 2000. Mr. Brown co-founded Bright Horizons and served as Chairman and Chief Executive Officer of Bright Horizons from its inception in 1986 until the merger. Prior to 1986, he worked as a management consultant for Bain & Company, Inc. Mr. Brown currently serves as a director of The Horizons Initiative and Stand for Children, a non-profit organization dedicated to improving the quality of life for children. He is also the Chairman of the commission to reinvent the National Association for the Education of Young Children's (NAEYC) accreditation process. Mr. Brown is the husband of Linda A. Mason.

Robert D. Lurie                                                          Age 55

Robert D. Lurie has served as a director of the Company since the merger. Prior to the merger, Mr. Lurie served as a director and Chairman of CorporateFamily Solutions since December 1995 and as Director of Research and Development since January 1998. He was President of The Resource Group, a division of CorporateFamily Solutions focused on providing consulting and resource support to work/life center operations, from October 1995 to December 1997. From 1984 to 1995, Mr. Lurie served as President and Chief Executive Officer of Resources for Child Care Management, Inc., which was acquired by CorporateFamily Solutions in October 1995.

                               CLASS II DIRECTORS
                             (TERMS EXPIRE IN 2003)

E. Townes Duncan                                                          Age 47

E. Townes Duncan has served as a director of the Company since the merger. From April 1988 until the merger, Mr. Duncan served as a director of CorporateFamily Solutions. Mr. Duncan has served as the President of Solidus Company, a private investment firm, since January 1997. Mr. Duncan was a director of Comptronix Corporation, a provider of electronics contract manufacturing services, and served as Chairman of the Board and Chief Executive Officer of Comptronix Corporation from November 1993 to May 1997. Comptronix Corporation filed a petition for Chapter 11 protection on August 9, 1996. From 1985 to November 1993, Mr. Duncan was a Vice President and principal of Massey Burch Investment Group, Inc., a venture capital corporation. Mr. Duncan is a director of J. Alexander's Corporation, an owner and operator of restaurants.

Sara Lawrence-Lightfoot                                                   Age 56

Dr. Sara Lawrence-Lightfoot has served as a director of the Company since the merger. From 1993 until the merger, Dr. Lawrence-Lightfoot served as a director of Bright Horizons. Since 1972, Dr. Lawrence-Lightfoot has been a professor of education at Harvard University. In addition to serving as a director of Bright Horizons, Dr. Lawrence-Lightfoot is also a director of the Globe Newspaper Company, a subsidiary of The New York Times Company which owns and publishes The Boston Globe. Dr. Lawrence-Lightfoot has received honorary degrees from 16 universities and colleges including Bank Street College and Wheelock College, two of the nation's foremost schools of early childhood education.

Marguerite W. Sallee                                                      Age 55

Marguerite W. Sallee has served as a director of the Company since the merger and also served as Chief Executive Officer of the Company from the merger until May 1999 when she became Co-Chairman of the Board of the Company. In July 1999, Ms. Sallee co-founded and became the Chief Executive Officer and a director of Frontline Group, Inc., a corporate training company. Ms. Sallee was a founder of CorporateFamily Solutions and served as President, Chief Executive Officer and a director of CorporateFamily Solutions from February 1987 until the merger. Prior thereto, Ms. Sallee served as Commissioner of Human Services in former Tennessee Governor Lamar Alexander's cabinet. She is a director of both Saks Incorporated, an owner and operator of department stores, and BarPoint.com, Inc., a provider of online and wireless product information and shopping services, and is a former Chairman of the Nashville Area Chamber of Commerce. In addition, Ms. Sallee is a delegate to the Presidential Summit for Children.

HOW ARE DIRECTORS COMPENSATED?

         BASE COMPENSATION. Each non-employee director receives $2,000 for each regularly scheduled Board meeting attended in person or by conference call, and $500 for each specially scheduled meeting attended in person or by conference call. Each non-employee director that is a member of the Audit Committee, Compensation Committee or Nominating Committee also receives $500 for each committee meeting attended. Directors who are also our employees receive no additional compensation for service as directors.

         OPTIONS. On the date of each annual meeting of stockholders, each non-employee director will be granted an option to purchase 1,000 shares of our common stock, so long as he or she has missed no more than one of the regular meetings of the Board of Directors in the previous year. The exercise price of the options will be the closing market price of our common stock on the date of grant. The options shall vest in one-third increments with one-third vesting equally on the first, second and third anniversary dates of the initial grant, so long as the non-employee director continues to serve as one of our directors.

HOW OFTEN DID THE BOARD MEET DURING 2000?

         During 2000, the Board of Directors met four times. Each director attended more than 75% of the total number of meetings of the Board and committees on which he or she served, except JoAnne Brandes, who attended three of the four director meetings and one of the two Audit Committee meetings.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

         The Board of Directors has standing Audit, Compensation and Nominating Committees.

         AUDIT COMMITTEE. The Audit Committee is responsible for making recommendations to the Board of Directors concerning our financial statements and the appointment of independent accountants, reviewing significant audit and accounting policies and practices, meeting with our independent accountants concerning, among other things, the scope of audits and reports, and reviewing the performance of the overall accounting and financial controls of the Company. The members of the Audit Committee are Ian M. Rolland (chair), JoAnne Brandes and E. Townes Duncan. The Audit Committee met two times in 2000.

         COMPENSATION COMMITTEE. The Compensation Committee is charged with reviewing and approving salaries, bonuses, and other compensation and benefits of executive officers, advising management regarding benefits and other terms and conditions of compensation, and administering our employee stock incentive plan. The members of the Compensation Committee are E. Townes Duncan (chair), Fred K. Foulkes and Joshua Bekenstein. The Compensation Committee met two times in 2000.

         NOMINATING COMMITTEE. The Nominating Committee is responsible for developing general criteria concerning the qualifications and selection of Board members and recommending candidates for such positions to the Board of Directors. The Nominating Committee considers director nominees from stockholders for election at each annual meeting of stockholders if a written nomination is received by our Secretary not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting (nomination procedures are discussed in greater detail in our bylaws which will be provided upon written request). The members of the Nominating Committee are Dr. Sara Lawrence-Lightfoot (chair), William H. Donaldson and Fred K. Foulkes. The Nominating Committee met one time in 2000.

                          REPORT OF THE AUDIT COMMITTEE

         The audit committee of the board of directors is composed of three directors who are independent directors as defined under the applicable rules of the National Association of Securities Dealers. The audit committee operates under a written charter, a copy of which is included as Appendix A to this proxy statement. The audit committee oversees the Company's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

         In this context, the audit committee has reviewed and discussed with management and the independent auditors the audited financial statements and the Company's interim financial results included in the Company's quarterly reports filed with the Securities and Exchange Commission on Form 10-Q in advance of the filings of the Form 10-Q. The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the audit committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with them their independence from the Company and its management. The audit committee has considered whether the independent auditors provision of information technology and other non-audit services to the Company is compatible with maintaining the auditor's independence.

         In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors, and the board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                       Ian M. Rolland, Chairman
                                       JoAnne Brandes
                                       E. Townes Duncan

         The foregoing report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning total compensation earned or paid to our Chief Executive Officer and certain other executive officers of the Company (the "named executive officers") for services rendered to the Company, or to one of its predecessors prior to the merger.

                                                                                   LONG - TERM
                                                                                  COMPENSATION
                                                 ANNUAL COMPENSATION                 AWARDS
                                         ------------------------------------     ------------
                                                                                   NUMBER OF
                                                                                   SECURITIES           ALL OTHER
                                          FISCAL       SALARY                      UNDERLYING         COMPENSATION
     NAME AND PRINCIPAL POSITION           YEAR        ($)(1)       BONUS($)         OPTIONS             ($)(2)
-------------------------------------    -------    ----------    -----------     ------------        ------------
Roger H. Brown.....................        2000       214,000        125,000          24,000              2,625
    Chief Executive Officer                1999       175,000        110,000          12,000              2,469
                                           1998       175,000         72,500          25,000              2,500

Mary Ann Tocio.....................        2000       178,000         55,000          34,000              9,825
    President and                          1999       168,000         47,500           8,000              9,289
    Chief Operating Officer                1998       159,231         45,000          27,000              9,075

Stephen I. Dreier..................        2000       163,000         38,000           4,000              2,435
    Chief Administrative Officer           1999       157,000         32,000           4,000              2,149
    and Secretary                          1998       148,923         30,000          18,000              2,013

David H. Lissy.....................        2000       178,000         81,000          34,000              2,500
    Chief Development Officer              1999       163,000         73,500           8,000              2,254
                                           1998       153,333         81,333          25,000                 --

Elizabeth J. Boland................        2000       140,000         37,800           4,000              2,129
    Chief Financial Officer and            1999       123,000         33,000           4,000              1,656
    Treasurer                              1998       112,000         29,333          18,000                 --

(1)      Includes amounts deferred by the employee under our 401(k) plan.
(2) Consists of Company matching contributions to the employee's 401(k) plan account and, in the case of Ms. Tocio, contributions made by the Company as a car allowance.

OPTION GRANTS FOR FISCAL 2000

     The table below sets forth the following information with respect to option grants to the named executive officers during 2000 under our 1998 Stock Incentive Plan:

         - the number of shares of common stock underlying options granted during the year;

         - the percentage that such options represent of all options granted to employees during the year;

         -        the exercise price;

         -        the expiration date; and

         - the potential realizable value of the options assuming both a 5% and 10% annual return on the underlying common stock from the date of grant of each option to the end of each option term.

                                                    INDIVIDUAL GRANTS
                               ------------------------------------------------------------
                                NUMBER OF         PERCENT OF
                                SECURITIES          TOTAL                                         POTENTIAL REALIZABLE
                                UNDERLYING         OPTIONS                                       VALUE AT ASSUMED ANNUAL
                                 OPTIONS          GRANTED TO      EXERCISE                           RATES OF STOCK
                                GRANTED(#)        EMPLOYEES       PRICE         EXPIRATION       APPRECIATION FOR OPTION
           NAME                    (1)            IN 2000(%)      ($/SHARE)        DATE                   TERMS
---------------------------    -------------     -------------    ----------    -----------   -----------      -----------
                                                                                                 5% ($)         10% ($)
                                                                                              ------------     -----------
Roger H. Brown............        24,000   (1)       7.48%         17.250        3/7/10           260,362         659,809
Mary Ann Tocio............         4,000   (1)       1.25%         17.250        3/7/10            43,394         109,968
                                  30,000   (2)       9.35%         16.625        6/1/10           313,661         794,879
Stephen I. Dreier.........         4,000   (1)       1.25%         17.250        3/7/10            43,394         109,968
David H. Lissy............         4,000   (1)       1.25%         17.250        3/7/10            43,394         109,968
                                  30,000   (2)       9.35%         16.625        6/1/10           313,661         794,879
Elizabeth J. Boland.......         4,000   (1)       1.25%         17.250        3/7/10            43,394         109,968
--------------------------------------------------------------------------------------------------------------------------

(1) Options will vest annually over five years in one-fifth increments beginning January 1, 2001.

(2) Options will vest annually over five years in one-fifth increments beginning June 1, 2001.

OPTION EXERCISES AND VALUES FOR FISCAL 2000

       The table below sets forth the following information with respect to option exercises during 2000 by each of the named executive officers and the status of their options at December 31, 2000:

         - the number of shares of common stock acquired upon exercise of options during 2000;

         - the aggregate dollar value realized upon the exercise of such options;

         - the total number of shares of common stock underlying exercisable and non-exercisable stock options held at December 31, 2000; and

         - the aggregate dollar value of in-the-money exercisable options at December 31, 2000.

-------------------------------------------------------------------------------------------------------------------------
                            NUMBER OF                           NUMBER OF UNEXERCISED          VALUE OF UNEXERCISED
                              SHARES                                 OPTIONS AT              IN-THE-MONEY OPTIONS AT
                          ACQUIRED UPON                         DECEMBER 31, 2000(#)        DECEMBER 31, 2000($)(1)
                           EXERCISE OF      VALUE REALIZED   ----------------------------  ------------------------------
         NAME              OPTIONS(#)       UPON EXERCISE($) EXERCISABLE   UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
------------------------  ---------------  ----------------- ------------- --------------  -------------   --------------
Roger H. Brown                 22,487             261,603       168,947         48,600        3,078,149        428,475
Mary Ann Tocio                 26,000             416,396        81,438         56,600        1,443,049        508,325
Stephen I. Dreier                  --                  --        53,923         18,000          969,688        148,650
David H. Lissy                 18,000             314,296        43,442         55,400          670,293        402,200
Elizabeth J. Boland             1,680              29,072        14,389         18,000          177,301        148,650
-------------------------------------------------------------------------------------------------------------------------

(1) The aggregate dollar value of the options held at year-end are calculated as the difference between the fair market value of the common stock ($26.125 as reported on The Nasdaq National Market on December 31, 2000) and the respective exercise prices of the stock options.

                              EMPLOYMENT AGREEMENTS

         We currently have an employment agreement with Roger H. Brown. The terms and conditions of the employment agreement are summarized below:

COMPENSATION

         -        The employment agreement provides a base annual salary for Mr.
                  Brown in the amount of $200,000, subject to increase by the Board. For fiscal 2000, the Board increased Mr. Brown's base salary to $214,000. The agreement has a term that lasts until January 24, 2003.

         - Mr. Brown is also eligible to receive certain benefits and incentive bonus compensation including cash bonuses and stock-based awards.

TERMINATION AND RESIGNATION

         - The employment agreement may be terminated by us or the employee may resign at any time.

         - If we terminate the employee's employment for "cause" (as defined in the employment agreement) or the employee resigns for any reason other than for "good reason" (as defined in the employment agreement), the employee will receive all accrued salary and benefits due as of the date of termination or resignation.

         - If the employee dies or becomes disabled, the employee will receive all accrued salary, benefits and incentive bonus compensation as of the date of death or disability.

         - If we terminate the employee's employment without "cause" or the employee resigns for "good reason", the employee will receive a lump sum payment of (i) 2.99 times his base salary, plus (ii) all accrued benefits and incentive bonus compensation.

RESTRICTIVE COVENANTS

         - Among other things, the employment agreement prohibits the employee from competing against us, divulging any of our trade secrets or other confidential information, hiring away any of our employees and taking any property (memoranda, notes, lists, records, etc.) relating to our business made or compiled by, or made available to, the employee during the term of his employment.

         - These restrictive covenants will apply for 24 months following the employee's termination or resignation from the Company.

         In addition to the above agreement, we have an agreement with Marguerite W. Sallee pursuant to which we have agreed, for the period beginning on January 1, 2000 and ending December 31, 2005, to nominate Ms. Sallee to serve on our Board of Directors as Co-Chairman of the Board, and Ms. Sallee has agreed to serve as a consultant to us to the extent and on the terms and conditions that may be mutually agreed upon by us and Ms. Sallee. During the twenty-four month period after Ms. Sallee ceases to serve on our Board of Directors, her agreement prohibits her from competing against us, divulging any of our trade secrets or other confidential information, hiring away any of our employees and taking any property (memoranda, notes, lists, records, etc.) relating to our business made or compiled by, or made available to, Ms. Sallee during the term of her previous employment with us and/or the term of her service to the Board.

                              SEVERANCE AGREEMENTS

         We have severance agreements with Stephen I. Dreier, David H. Lissy, Elizabeth J. Boland, and Mary Ann Tocio which provide the following benefits to them if their employment is terminated within twenty-four (24) months following a "change of control" (as defined below) for any reason other than for "cause" (as defined in the severance agreements), death or disability or if they terminate their own employment for "good reason" (as defined in the severance agreements):

         - Accrued and unpaid base salary as of the date of termination plus a prorated portion of any bonus payable for the fiscal year in which the termination occurs;

         - For a period of twenty-four months or until the employee secures other employment (whichever is less), monthly severance pay equal to 1/24 (1/26 in the case of Ms. Tocio) of the employee's total salary and cash bonus for the employee's last two years of employment with the Company;

         - For a period of twenty-four months or until the employee becomes eligible for participation in a group health plan of another employer (whichever is less), payment by the Company of the employee's and the employee's dependents' premiums for continuation of health insurance coverage or participation in a substantially similar health plan; and

         - Automatic vesting of the employee's stock options immediately prior to the change in control, notwithstanding any provision of our stock option plan or any option agreements.

         A "change in control" will be deemed to have occurred if:

         - Any person becomes the beneficial owner of 50% of the voting power of our outstanding securities;

         - The Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, pursuant to which the Board members in office prior to the transaction constitute less than a majority of the Board thereafter; or

         - Certain changes to the composition of the board occur, as more particularly described in the severance agreements.

         In addition, the severance agreements prohibit each employee from competing against us during the period in which the employee is receiving severance benefits and divulging any of our trade secrets or other confidential information.

         Ms. Tocio's severance agreement also provides that she will receive the same benefits set forth above if she is terminated without cause or if she terminates her employment for good reason, without a change in control of the Company.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         Decisions concerning the compensation of our executive officers are made by the Compensation Committee of the Board of Directors. Each member of the Compensation Committee is a non-employee director. The Compensation Committee has the responsibility for reviewing and approving salaries, bonuses, and other compensation and benefits of executive officers, advising management regarding benefits and other terms and conditions of compensation, and administering our stock incentive plans.

WHAT IS THE COMPANY'S PHILOSOPHY AND WHAT ARE ITS POLICIES FOR EXECUTIVE OFFICER COMPENSATION?

         The Compensation Committee believes that the primary objectives of the Company's executive compensation policy should be:

         - to attract and retain talented executives by providing a compensation program that is competitive with the compensation provided to executives at companies of comparable size and position in service businesses, while maintaining compensation within levels that are consistent with the Company's business plan, financial objectives and operating performance;

         - to provide appropriate incentives for executives to work towards the achievement of the annual performance goals established by the Company; and

         - to more closely align the interests of its executives with those of stockholders by providing long-term incentive compensation in the form of stock option awards and other equity-based, long-term incentive compensation.

         The Compensation Committee believes that the Company's executive compensation policies should be reviewed during the first half of the fiscal year after the financial results of the prior fiscal year become available. The policies should be reviewed in light of their consistency with the Company's financial performance, its operating plan and its position within the child care and education industry, as well as the compensation policies of similar companies in the child care and education business and other service businesses. The compensation of individual executive officers is then reviewed annually by the Compensation Committee in light of its executive compensation policies for that year.

         In setting and reviewing compensation for the executive officers, the Compensation Committee considers a number of different factors designed to assure that compensation levels are properly aligned with the Company's business strategy, corporate culture and operating performance. Among the factors considered are the following:

         - Comparability--The Compensation Committee considers the compensation packages of similarly situated executives at companies deemed to be most comparable to the Company. The objective is to maintain competitiveness in the marketplace in order to attract and retain the highest quality executives. This is a principal factor in setting base levels of compensation.

         - Pay for Performance--The Compensation Committee believes that compensation should be in part directly linked to operating performance. To achieve this link with regard to short-term performance, the Compensation Committee has relied on cash bonuses which have been determined on the basis of certain objective and subjective factors after receiving the recommendations of senior management.

         - Equity Ownership--The Compensation Committee believes that an integral part of the executive compensation program at the Company is equity-based compensation plans which encourage and create ownership of the Company's stock by its executives, thereby more closely aligning executives' long-term interests with those of the stockholders. These long-term incentive programs are principally reflected in the Company's stock-based incentive plans. The Compensation Committee believes that significant stock ownership is a major incentive in building stockholder value and reviews awards of equity-based incentives with that goal in mind.

         - Qualitative Factors--The Compensation Committee believes that in addition to corporate performance and specific division performance, it is appropriate to consider in setting and reviewing executive compensation the personal contributions that a particular individual may make to the success of the corporate enterprise. Such qualitative factors as leadership skills, planning initiatives, development skills, public affairs and civic involvement have been deemed to be important qualitative factors to take into account in considering levels of compensation.

HOW WAS BASE COMPENSATION DETERMINED IN 2000?

         Certain of the Company's executive officers, including the Chief Executive Officer, are parties to employment agreements. In several instances, base compensation for executive officers subject to employment agreements varied from the terms of such agreements. The base compensation for 2000 for Mr. Brown, the Chief Executive Officer, was increased to a level higher than that required pursuant to his employment agreement based upon the factors described below which affected the determination of base compensation of the Company's executive officers who do not have employment agreements with the Company. Ms. Tocio's employment agreement expired in July 2000. Ms. Tocio's base compensation was increased to a level higher than that required pursuant to her employment agreement based upon the factors described below which affected the determination of base compensation of the Company's executive officers who do not have employment agreements with the Company.

         For the remaining executive officers who do not have employment agreements with us, the Compensation Committee subjectively determined base compensation on the basis of discussions with the Chief Executive Officer, a review of the base compensation of executive officers of comparable companies, its experience with the Company and in business generally, and what it viewed to be the appropriate levels of base compensation after taking into consideration the contributions of each executive officer.

HOW WAS INCENTIVE COMPENSATION DETERMINED IN 2000?

         Annual Incentive Compensation. For 2000, the Compensation Committee reviewed the Company's executive officer performance in terms of achieving pre-tax profitability targets, the successful integration of the Company following the merger and each executive officer's contribution to the achievement of these objectives. Based on its review of the performance goals and on subjective factors taken into consideration, the Compensation Committee approved incentive payments aggregating $376,800 for 2000, including $125,000 for the Chief Executive Officer. No factors in addition to the ones discussed above were considered in setting the incentive compensation of the Chief Executive Officer.

         Long-Term Incentive Compensation. The Compensation Committee believes the Company as a part of its regular executive compensation policies should grant awards of long-term, equity-based incentives to executive officers as part of the compensation package that is reviewed annually for each executive officer. In making these awards, the Compensation Committee establishes guidelines at the time of the annual review and takes into account the recommendations of the Chief Executive Officer and the President prior to approving awards of long-term, equity-based incentive compensation to the other executive officers.

         During 2000, the Compensation Committee reviewed the amount of stock option holdings by the Company's executive officers and the terms of these options. Based on the Compensation Committee's desire to encourage and create ownership of the Company's common stock by its executive officers and to use equity-based incentives as a retention tool, the Compensation Committee determined to grant stock options to purchase an aggregate of 104,000 shares of common stock with an exercise price based on the fair market value of the common stock on the date of the grant to the executive officers, including option grants to purchase an aggregate of 24,000 shares of common stock to the Chief Executive Officer. These options generally vest annually over five years in one-fifth increments. See "Option Grants for 2000."

HOW IS THE COMPANY ADDRESSING INTERNAL REVENUE CODE LIMITS ON DEDUCTIBILITY OF COMPENSATION?

         Section 162(m) of the Internal Revenue Code of 1986, enacted as part of the Omnibus Budget Reconciliation Act in 1993, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the Company's Chief Executive Officer and four other most highly compensated executive officers. Compensation paid to these officers in excess of $1,000,000 that is not performance-based cannot be claimed by the Company as a tax deduction. The Compensation Committee believes it is appropriate to take into account the $1,000,000 limit on the deductibility of executive compensation and to seek to qualify executive compensation awards as performance-based compensation excluded from the $1,000,000 limit. Stock options and other equity-based incentives granted under the Company's stock incentive plans qualify as performance-based compensation. None of the executive officers received compensation in 2000 that would exceed the $1,000,000 limit on deductibility. The Committee has not determined whether it will approve any compensation arrangements that will cause the $1,000,000 limit to be exceeded in the future.

                                             E.  Townes Duncan, Chairman
                                             Joshua Bekenstein
                                             Fred K. Foulkes

                                PERFORMANCE GRAPH

         The following graph compares our cumulative total stockholder return on our common stock from July 27, 1998 (when our common stock commenced public trading following the merger) through December 31, 2000 with the cumulative total return of the following:

         -        the Russell 2000 Index; and

         - a peer group that we selected in good faith, consisting of us and three other companies in our industry: Childtime Learning Centers, Inc., New Horizon Kids Quest, Inc. and Nobel Learning Communities, Inc. (the "Peer Group").

         The graph assumes that $100 was invested on July 27, 1998 in our common stock and the index and peer group noted above, and that all dividends, if any, were reinvested. No dividends have been declared or paid on our common stock since July 27, 1998.

------------------------------------------------------------------------------------------------
TOTAL RETURN ANALYSIS
                              7/27/1998       12/31/1998      12/31/1999         12/29/2000
------------------------------------------------------------------------------------------------
Bright Horizons                $100.00          $111.63         $ 77.52           $108.01
------------------------------------------------------------------------------------------------
Peer Group                     $100.00          $100.01         $ 85.97           $108.35
------------------------------------------------------------------------------------------------
Russell 2000                   $100.00          $ 98.02         $118.95           $113.95
------------------------------------------------------------------------------------------------

Source:  Carl Thompson Associates.  Data from BRIDGE Information Systems, Inc.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During fiscal 2000, the Compensation Committee of the Board of Directors was composed of E. Townes Duncan, Fred K. Foulkes and Joshua Bekenstein. None of these persons has at any time been an officer or employee of the Company or any of its subsidiaries. In addition, there are no relationships among the Company's executive officers, members of the Compensation Committee or entities whose executives serve on the Board of Directors or the Compensation Committee that require disclosure under applicable SEC regulations.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         We have an agreement with S.C. Johnson & Son, Inc. to operate and manage a family center for its employees. During 2000, we received management fees and operating subsidies of $295,000 from S.C. Johnson & Son, Inc. JoAnne Brandes, a member of our Board of Directors, is Senior Vice President, General Counsel and Secretary for S.C. Johnson Commercial Markets, Inc., an affiliate of S.C. Johnson & Son, Inc.


       PROPOSAL 2--APPROVAL OF AMENDMENT TO OUR 1998 STOCK INCENTIVE PLAN

         Our 1998 Stock Incentive Plan was originally adopted by our Board of Directors on June 16, 1998 and approved by our two stockholders at the time, CorporateFamily Solutions and Bright Horizons, on July 8, 1998, prior to the merger. On September 18, 1998, the plan was amended by our Board of Directors. At our 1999 Annual Meeting of Stockholders, held on May 20, 1999, our stockholders approved the plan, as amended by the First Amendment to the plan. On April 16, 2001, the Board adopted the Second Amendment to the Plan.

         The Board of Directors has approved and recommends that the stockholders approve a third amendment to our 1998 Stock Incentive Plan, as amended, to increase the number of shares of common stock reserved for issuance pursuant to the exercise of options granted under the plan and shares of restricted stock issuable under the plan from a maximum of 1,500,000 shares to 2,250,000 shares. A copy of the proposed amendment is attached as Appendix B to this proxy statement. In addition, the major features of the plan, as amended, are summarized below.

                             THE PROPOSED AMENDMENT

         As of the record date, options to purchase 953,265 shares of our common stock were outstanding under the plan, options to purchase 94,699 shares had been exercised, no restricted shares had been issued and 452,036 shares remained available for the grant of options or other awards under the plan. The proposed amendment would increase to 2,250,000 the number of shares of our common stock reserved for issuance pursuant to awards granted or to be granted under the plan. If the proposed amendment is approved, Paragraph (a) of Section 3 of the plan would be deleted and replaced with the following:

                  "(a) As of the Effective Date, the aggregate number of shares of Common Stock that may be issued under the Plan shall be 2,250,000 shares. Of the total number of shares that may be issued under the Plan, an aggregate of 100,000 shares shall be reserved for issuance under Section 8 hereof, subject to increases at the discretion of the Board. The shares of Common Stock issuable under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. No officer of the Company or other person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Code shall be eligible to receive awards pursuant to this Plan relating to in excess of 200,000 shares of Common Stock in any fiscal year (the "Section 162(m) Maximum")."

         The Board of Directors believes that it is in our best interests and the best interests of our stockholders to approve the amendment to allow us to continue to grant options and other awards under the plan to secure the benefits of the additional incentive inherent in the ownership of our common stock by our key employees, to help secure and retain the services of our key employees and to have a sufficient number of shares of common stock available for awards of restricted stock to our non-employee directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE THIRD AMENDMENT TO THE 1998 STOCK INCENTIVE PLAN, AS AMENDED.

           SUMMARY OF THE MATERIAL PROVISIONS OF THE PLAN, AS AMENDED

         The following is a summary of the material provisions of the 1998 Stock Incentive Plan, in effect and as proposed to be amended, and is qualified in its entirety by reference to Appendix B and the plan, as amended by the First and Second Amendments to the plan, copies of which may be obtained by contacting Stephen I. Dreier, Secretary, Bright Horizons Family Solutions, Inc., 200 Talcott Avenue South, Watertown, Massachusetts 02472 (617-673-8000).

         GENERALLY. Under the 1998 Stock Incentive Plan, the Compensation Committee of our Board of Directors has the authority to grant to officers, other key employees, outside directors (directors who are not our officers or employees) and consultants to the Company the following types of awards: (1) stock options; (2) restricted stock; and/or (3) other stock-based awards.

         Currently, the aggregate number of shares of common stock that may be issued under the plan is 1,500,000 shares. The amendment proposes to increase the aggregate number of shares that may be issued under the plan to 2,250,000 shares. Of the authorized number of shares that may be issued under the plan, only 100,000 shares may be issued pursuant to the exercise of options granted to outside directors. The maximum number of shares of common stock for which awards may be made under the plan to any officer of the Company or other person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Internal Revenue Code is 200,000 during any single fiscal year.

         Any shares as to which an option or other award expires, lapses unexpired, or is forfeited, terminated, or canceled may become subject to a new option or other award. The plan will terminate on, and no award may be granted later than, July 26, 2008, but the exercise date of awards granted prior to such tenth anniversary may extend beyond such date.

         AUTOMATIC GRANTS TO OUTSIDE DIRECTORS. The plan also provides for automatic grants of non-qualified stock options to our outside directors. Options to purchase 5,000 shares of common stock were automatically granted to each person serving as an outside director at the first board meeting after the adoption of the plan. Additionally, each director who is first elected to our Board of Directors will automatically receive an option to purchase 5,000 shares of common stock. On the date of each annual meeting of stockholders, each outside director will receive an option to purchase 1,000 shares of common stock, so long as the director did not miss more than one board meeting in the preceding twelve months.

         All options automatically granted to an outside director will enable the optionee to purchase shares of common stock at the fair market value of the common stock on the date of grant. Outside directors will not be able to transfer or assign their options without the prior written consent of our Board of Directors other than (i) transfers by the optionee to a member of his or her immediate family or a trust for the benefit of the optionee or a member of his or her immediate family or (ii) transfers by will or by the laws of descent and distribution. Options automatically granted to outside directors will have a term of ten years from the date of grant. The exercise price may be paid in cash, shares of common stock, or a combination thereof.

         STOCK OPTIONS. Incentive stock options and non-qualified stock options may be granted for such number of shares as the Compensation Committee may determine and may be granted alone, in addition to, or in tandem with other awards under the plan or cash awards outside the plan. A stock option will be exercisable at such times and subject to such terms and conditions as the Compensation Committee will determine. The term may not be more than ten years after the date of grant (five years in the case of incentive stock options for certain 10% stockholders). The option price for an incentive stock option will not be less than 100% (110% in the case of certain 10% stockholders) of the fair market value of common stock as of the date of grant and for any non-qualified stock option will not be less than 50% of the fair market value as of the date of grant. Incentive stock options granted under the plan may not be transferred or assigned other than by will or by the laws of descent and distribution. Non-qualified stock options may not be transferred or assigned without the prior written consent of the Compensation Committee other than (i) transfers by the optionee to a member of his or her immediate family or a trust for the benefit of the optionee or a member of his or her immediate family or (ii) transfers by will or by the laws of descent and distribution.

         RESTRICTED STOCK. Restricted stock awards may be granted alone, in addition to, or in tandem with other awards under the plan or cash awards made outside the plan. The provisions attendant to a grant of restricted stock may vary from participant to participant. In making an award of restricted stock, the Compensation Committee will determine the periods during which the restricted stock is subject to forfeiture and may provide such other awards designed to guarantee a minimum value for such stock. The Compensation Committee may also impose such other conditions and restrictions on the shares of restricted stock as it deems appropriate, including the attainment of specified performance goals or such other factors as the Compensation Committee may determine. The Compensation Committee may provide that such restrictions will lapse with respect to specified percentages of the awarded shares of restricted stock on successive future dates. During the restriction period, the employee or consultant may not sell, transfer, pledge, or assign the restricted stock, but will be entitled to vote the restricted stock and to receive, at the election of the Compensation Committee, cash or deferred dividends.

         OTHER STOCK-BASED AWARDS. The Compensation Committee also may grant other types of awards, such as performance shares, convertible preferred stock, convertible debentures, exchangeable securities and common stock awards or options valued by reference to earnings by share or performance of our subsidiaries. These awards may be granted alone, in addition to, or in tandem with, stock options, restricted stock, or cash awards outside of the plan. Awards will be made upon such terms and conditions as the Compensation Committee may determine.

         EFFECTS OF A CHANGE IN CONTROL. If there is a change of control or a potential change of control of the Company, any stock options granted on or prior to April 16, 2001, that are not then exercisable, will become fully exercisable and vested and the restrictions and deferral limitations applicable to restricted stock and other stock-based awards may lapse and such shares and awards will be deemed fully vested. For purposes of the plan, a change of control is defined generally to include:

         - any person or entity, other than the Company or a wholly-owned subsidiary of the Company, becoming the beneficial owner of the Company's securities having 35% or more of the combined voting power of the then outstanding securities that may be cast for the election of directors;

         - in connection with a cash tender, exchange offer, merger, or other business combination, sale of assets, or contested election, less than 40% of the combined voting power of our then outstanding securities entitled to vote generally in the election of directors being held in the aggregate by the holders of our securities entitled to vote generally in our election of directors immediately prior to such transaction; and

         - during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board of Directors ceasing to constitute at least a majority thereof, unless the election of each director first elected during such period was approved by a vote of at least two-thirds of our directors then still in office who were our directors at the beginning of any such period.

         Stock options, restricted stock, and other stock-based awards that were granted on or prior to April 16, 2001, will, unless otherwise determined by the Compensation Committee in its sole discretion, be cashed out on the basis of the change in control price (as defined in the plan and as described below). The change of control price will be the highest price per share paid in any transaction reported on The Nasdaq National Market or paid or offered to be paid in any bona fide transaction relating to a change in control or potential change in control at any time during the immediately preceding 60-day period, as determined by the Compensation Committee.

         AMENDMENTS AND TERMINATION. Our Board of Directors may amend, alter, or discontinue the plan, provided that no amendment may be made that would impair the rights of an optionee or participant under an award made under the plan without the participant's consent.

                         OPTIONS GRANTED UNDER THE PLAN

         Because awards under the plan are at the discretion of the Compensation Committee, the benefits that will be awarded under the plan to persons other than outside directors are not currently determinable. The following table shows as to each of the named executive officers, as to all of our executive officers as a group, as to all outside directors as a group, and as to all other employees as a group, the aggregate number of shares of common stock subject to options granted under the plan that were granted in fiscal 2000, excluding options that have been canceled or forfeited unexercised, and the weighted average per share exercise price. As of April 2, 2001, the market value of a share of common stock based on the closing price for such stock on The Nasdaq National Market was $23.00.

   ------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF STOCK       AVERAGE EXERCISE
                                  NAME                                      OPTIONS GRANTED(#)     PRICE PER SHARE($)
   --------------------------------------------------------------------    -------------------    -------------------

   Roger H. Brown, Chief Executive Officer............................            24,000              $   17.25
   Mary Ann Tocio, President and Chief Operating Officer..............            34,000              $   16.70
   Stephen I. Dreier, Chief Administrative Officer and Secretary......             4,000              $   17.25
   David H. Lissy, Chief Development Officer..........................            34,000              $   16.70
   Elizabeth J. Boland, Chief Financial Officer.......................             4,000              $   17.25
   All executive officers as a group (6 persons)......................           104,000              $   16.89
   Current outside directors (8 persons)..............................             8,000              $   16.50
   All other employees as a group.....................................           212,826              $   17.47
   ------------------------------------------------------------------------------------------------------------------

                  CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of certain U.S. Federal income tax aspects of options awarded under the plan based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and the exact tax consequences to any grantee will depend upon his or her particular circumstances and other facts. The plan participants must consult their tax advisors with respect to any state, local, and foreign tax considerations or particular federal tax implications of options granted under the plan.

         INCENTIVE STOCK OPTIONS. Neither the grant nor the exercise of an incentive stock option will result in taxable income to the employee. The tax treatment of the subsequent sale of shares of common stock acquired upon exercise of an incentive stock option depends on whether the holding period requirement is satisfied. The holding period is met if the disposition of stock by the employee occurs (i) at least two years after the date of grant of the option; (ii) at least one year after the date the shares were transferred to the employee; and (iii) while the employee remains employed by us or not more than three months after his or her termination of employment (or not more than one year in the case of a disabled employee). In the case of a deceased employee, the incentive stock option may be exercised by the deceased employee's legal representative or heir provided the option was an incentive stock option in the hands of the deceased employee and the deceased employee was employed by us at any point during the three months prior to his or her death. However, the plan limits the right of the legal representative of any deceased employee to exercise an option to one year following death. If the holding period requirement is satisfied, the excess of the amount realized upon sale of the shares of common stock acquired upon the exercise of the incentive stock option over the price paid for these shares will be treated as a capital gain. If the employee disposes of the common stock acquired upon the exercise of the incentive stock option before the holding period requirement is met (a "disqualifying disposition"), the excess of the fair market value of the shares on the date of exercise or, if less, the fair market value on the date of disposition, over the exercise price will be taxable as ordinary compensation income to the employee at the time of disposition, and we will be entitled to a corresponding compensation deduction. The balance of the gain, if any, will be a capital gain for the employee. Any capital gain recognized by the employee will be a long-term capital gain if the employee's holding period for the shares of common stock at the time of disposition is more than one year; otherwise it will be short-term.

         Although the exercise of an incentive stock option will not result in taxable income to the employee, the excess of the fair market value of the common stock on the date of exercise over the exercise price will be included in the employee's "alternative minimum taxable income" under the Internal Revenue Code. This inclusion might subject the employee to, or increase his or her liability for, the alternative minimum tax under Section 55 of the Internal Revenue Code.

         NONQUALIFIED STOCK OPTIONS. There will be no federal income tax consequences to us or to the grantee upon the grant of non-qualified stock options under the plan. However, upon the exercise of a non-qualified stock option under the plan, the grantee will recognize ordinary compensation income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price. We will generally be entitled to a tax deduction at such time and in the same amount that the employee realizes ordinary income. If the shares of common stock so acquired are later sold or exchanged, the difference between the amount realized from such sale or exchange and the fair market value of such stock on the date of exercise of the option is generally taxable as long-term or short-term capital gain or loss depending upon the length of time the common stock has been held after such date.

         EXERCISE WITH SHARES. A grantee who pays the exercise price upon exercise of an incentive stock option or non-qualified stock option, in whole or in part, by delivering shares of common stock already owned by him or her will realize no gain or loss for federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above. Shares of common stock acquired upon exercise that are equal in number to the shares surrendered will have a tax basis equal to the tax basis of the shares surrendered, and (except as noted below with respect to disqualifying dispositions) the holding period of such shares will include the holding period of shares surrendered. In the case of a non-qualified stock option, the basis of additional shares received upon exercise of the non-qualified stock option will be equal to the fair market value of such shares on the date of exercise, and the holding period for such additional shares will commence on the date the option is exercised. In the case of an incentive stock option, the tax basis of the additional shares received will be zero, and the holding period of such shares will commence on the date of the exchange. If any of the shares received upon exercise of the incentive stock option are disposed of within two years of the date of the grant of the incentive stock option or within one year after exercise, the shares with the lowest basis (i.e., zero basis) will be deemed to be disposed of first, and such disposition will be a disqualifying disposition giving rise to ordinary income as previously discussed above.

         RESTRICTED STOCK. A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock is no longer subject to forfeiture, less the consideration paid for the stock. However, a participant may elect, under
Section 83(b) of the Internal Revenue Code within 30 days of the grant of the stock, to recognize taxable ordinary income on the date of grant equal to the excess of the fair market value of the shares of restricted stock (determined without regard to the restrictions) over the purchase price of the restricted stock. Thereafter, if the shares are forfeited, the participant will be entitled to a deduction, refund or loss, for tax purposes in an amount equal to only the purchase price of the forfeited shares regardless of whether she or he made a
Section 83(b) election. The holding period to determine whether the participant has long-term or short-term capital gain or loss upon disposition of the shares generally begins when the restriction period expires and the tax basis for such shares will generally be based on the fair market value of such shares on such date. If the participant makes an election under Section 83(b), however, the holding period will commence on the date of grant, the tax basis will be equal to the fair market value of the shares on that date (determined without regard to restrictions), and we generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the participant in the year with respect to which the election is effective that such income is taxable.

         DIVIDENDS AND DIVIDEND EQUIVALENTS. Dividends paid on restricted stock generally will be treated as compensation that is taxable as ordinary income to the participant and will be deductible by us. If the participant makes a Section 83(b) election, however, the dividends will be taxable as ordinary income to the participant but will not be deductible by us.

         OTHER STOCK-BASED AWARDS. The federal income tax treatment of other stock-based awards will depend on the nature of any such award and the restrictions applicable to such award. Such an award may, depending on the conditions applicable to the award, be taxable as an option, an award of restricted stock, or in a manner not described herein.

         The plan is not intended to be a "qualified plan" under Section 401(a) of the Internal Revenue Code.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The federal securities laws require our directors and executive officers, and persons who own more than 10% of our capital stock, to file initial reports of ownership and reports of changes in ownership of any of our securities with the Securities and Exchange Commission, The Nasdaq National Market and the Company.

         Based solely upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, we believe that all of our directors and executive officers complied during 2000 with their reporting requirements, with the exception of the following: an amended filing on Form 3 made by David H. Lissy in May 2000 relating to him becoming a Section 16 officer in May 1999; a late filing made by Mary Ann Tocio in January 2001 relating to two transactions in November 2000; a late filing made by JoAnne Brandes in November 2000 relating to transactions in August 2000; an amended filing made by Robert D. Lurie in December 2000 relating to a transaction in December 1999; late filings on Form 5 made in March 2001 by Roger
H. Brown, Linda A. Mason, Mary Ann Tocio, Stephen I. Dreier and Elizabeth J. Boland to report options granted in March and June 2000 and to report option exercises in August and November (Roger H. Brown and Linda A. Mason only); and late filings on Form 5 made in March 2001 by each of our directors to report options granted in May 2000.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         We have appointed Arthur Andersen LLP as our independent public accountants for 2001. Arthur Andersen LLP has audited our accounts since the merger and served as independent public accountants to CorporateFamily Solutions since 1994. A representative of Arthur Andersen LLP is expected to be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

          FEES BILLED TO THE COMPANY BY ARTHUR ANDERSEN LLP DURING 2000

         Audit Fees. The aggregate fees billed for professional services rendered by Arthur Andersen LLP for the audit of our annual financial statements for the year ended December 31, 2000 and the reviews of financial statements included in our Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission during 2000 were $118,620.

         Financial Information Systems Design and Implementation Fees. Arthur Andersen LLP performed no services and therefore billed no fees relating to operating or supervising the operation of our information systems or local area network or for designing or implementing our financial information management systems during 2000.

         All Other Fees. The aggregate fees billed for all other services rendered to the Company by Arthur Andersen LLP in 2000, including tax related services, totaled $48,813.

         The audit committee of the board of directors has considered whether the provision of non-audit services by Arthur Andersen LLP is compatible with maintaining the auditor's independence.

                             ADDITIONAL INFORMATION

         STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING. Pursuant to Rule 14a-8(e) of the Securities Exchange Act of 1934, stockholder proposals submitted in accordance with applicable rules and regulations for presentation at our next annual meeting and received at our executive offices no later than December 21, 2001 will be considered for inclusion in our proxy statement and form of proxy relating to such annual meeting.

         For other stockholder proposals to be timely (but not considered for inclusion in our proxy statement), a stockholder's notice must be received at our executive offices not later than the close of business on February 22, 2002 nor earlier than the close of business on January 23, 2002 and should otherwise comply with the advance notice provisions of our bylaws. For proposals that are not timely filed, we retain discretion to vote proxies that we receive. For proposals that are timely filed, we retain discretion to vote proxies that we receive provided (1) we include in our proxy statement advice on the nature of the proposal and how we intend to exercise our voting discretion and (2) the proponent does not issue a proxy statement.

         PROXY SOLICITATION COSTS. The proxies being solicited hereby are being solicited by the Company. We will bear the cost of soliciting proxies in the enclosed form. Our officers and regular employees may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

         FINANCIAL STATEMENTS AVAILABLE. A copy of our 2000 Annual Report to Stockholders containing audited financial statements accompanies this Proxy Statement. The 2000 Annual Report does not constitute a part of the proxy solicitation material.

         Upon written request to our Chief Financial Officer, Bright Horizons Family Solutions, Inc., 200 Talcott Avenue South, Watertown, Massachusetts 02472, the Company will provide, without charge, copies of our annual report filed with the Securities and Exchange Commission on Form 10-K.

                                                                      Appendix A

                                     CHARTER
                                       OF
                                 AUDIT COMMITTEE
                                       OF
                     BRIGHT HORIZONS FAMILY SOLUTIONS, INC.

         The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") to assist the Board in monitoring on a periodic basis the processes used by the Company to produce financial statements, the Company's systems of internal accounting and financial controls, and the independence of the Company's outside auditors.

         In discharging its responsibilities, the Committee is empowered to investigate any matter with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts or consultants for this purpose. The Committee shall make regular reports to the Board.

         The Committee shall review and reassess the adequacy of this Charter on an annual basis and submit it annually to the Board for approval.

         The Committee shall be comprised of not less than three members of the Board, and the Committee's composition and experience will meet the applicable listing standards of the NASD.

         Accordingly, all of the members will be directors:

         1. Who have no relationship to the Company that may interfere with the exercise of their independent judgment in carrying out the responsibilities of a director (unless as to one non-independent member the Board under exceptional and limited circumstances determines that membership is required by the best interests of the Company and its shareholders); and

         2. Who are financially literate (as defined in the NASD listing standard) or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have sufficient experience or background which results in financial sophistication (as defined in the NASD listing standard).

         The Committee's monitoring responsibility recognizes that the Company's management is responsible for preparing the Company's financial statements in accordance with generally accepted accounting principles and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that the Company's financial management, as well as its outside auditors, have more time, knowledge and more detailed information on the Company and its financial reports than do Committee members; consequently, in carrying out its responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements and is not conducting an audit or investigation of the financial statements or determining that the Company's financial statements are true and complete or are in accordance with generally accepted accounting principles.

         The following functions shall be the common recurring activities of the Committee in carrying out its monitoring responsibilities. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as it deems appropriate given the circumstances.

I. The Committee shall review with management and the outside auditors the annual audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statements of Auditing Standards ("SAS") No. 61 and No. 90.

II. As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission on Form 10-Q and the matters required to be discussed by SAS No. 61 and No. 90; this review will occur prior to the Company's filing of the Form 10-Q.

III. The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls that could significantly affect the Company's financial statements.

IV.      The Committee shall:

         - request from the outside auditors annually a formal written statement delineating all relationships between the outside auditors and the Company that may impact the objectivity and independence of the outside auditors, consistent with Independence Standards Board Standard Number 1;

         - discuss with the outside auditors in an active dialogue any such disclosed relationships and their impact on the outside auditors' independence;

         - consider whether the provision of any non-audit services discussed by the outside auditors is compatible with maintaining the auditors' independence; and

         - if determined appropriate by the Committee, recommend that the Board take appropriate action in response to the outside auditor's report to ensure the outside auditor's independence.

V. The Committee, subject to any action that may be taken by the Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditors, and the outside auditors are ultimately accountable to the Board and the Committee.

VI. The committee shall review annually and submit for inclusion in the Company's annual meeting proxy statement an Audit Committee Report setting forth the information required by the proxy rules of the Securities and Exchange Commission, including the fact that the Committee has discussed with the outside auditors matters relating to their independence and matters relating to SAS No. 61 and No. 90 and the fact that the Committee has recommended to the Board that the audited financial statements be included in the Company's Form 10-K.

                                                                      Appendix B

                               THIRD AMENDMENT TO

                     BRIGHT HORIZONS FAMILY SOLUTIONS, INC.

                            1998 STOCK INCENTIVE PLAN

         This Third Amendment (this "Amendment") to the 1998 Stock Incentive Plan (the "Plan") is hereby established by Bright Horizons Family Solutions, Inc., a Delaware corporation (the "Company"), and adopted by its Board of Directors as of the 28th day of March, 2001 (the "Effective Date").

                                    RECITALS

         A. The Board of Directors of the Company (the "Board") previously approved, and the shareholders of the Company previously approved and adopted, the Plan.

         B. The Board has deemed that it is in the best interests of the Company to amend the Plan.

                                    AMENDMENT

         Paragraph (a) of Section 3 of the plan is hereby deleted and replaced with the following:

                  "(a)     As of the Effective Date, the aggregate number of
         shares of Common Stock that may be issued under the Plan shall be 2,250,000 shares. Of the total number of shares that may be issued under the Plan, an aggregate of 100,000 shares shall be reserved for issuance under Section 8 hereof, subject to increases at the discretion of the Board. The shares of Common Stock issuable under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. No officer of the Company or other person whose compensation may be subject to the limitations on deductibility under
         Section 162(m) of the Code shall be eligible to receive awards pursuant to this Plan relating to in excess of 200,000 shares of Common Stock in any fiscal year (the "Section 162(m) Maximum")."


Date approved by the Board: March 28, 2001

                                                                     APPENDIX C

                                   [amended, as proposed, and restated
                                   electronically for SEC filings purposes only]



                     BRIGHT HORIZONS FAMILY SOLUTIONS, INC.

                            1998 STOCK INCENTIVE PLAN

SECTION 1.  PURPOSE; DEFINITIONS.

         The purpose of the Bright Horizons Family Solutions, Inc. 1998 Stock Incentive Plan (the "Plan") is to enable Bright Horizons Family Solutions, Inc. (the "Company") to attract, retain and reward key employees of and consultants to the Company and its Subsidiaries and Affiliates, and directors who are not also employees of the Company, and to strengthen the mutuality of interests between such key employees, consultants, and directors by awarding such key employees, consultants, and directors performance-based stock incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash. The creation of the Plan shall not diminish or prejudice other compensation programs approved from time to time by the Board.

         For purposes of the Plan, the following terms shall be defined as set forth below:

         A. "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

         B. "Board" means the Board of Directors of the Company.

         C. "Cause" has the meaning provided in Section 5(j) of the Plan.

         D. "Change in Control" has the meaning provided in Section 9(b) of the Plan.

         E. "Change in Control Price" has the meaning provided in Section 9(d) of the Plan.

         F. "Common Stock" means the Company's Common Stock, par value $.01 per share.

         G. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         H. "Committee" means the Committee referred to in Section 2 of the Plan.

         I. "Company" means Bright Horizons Family Solutions, Inc., a corporation organized under the laws of the State of Delaware or any successor corporation.

         J. "Disability" means disability as determined under the Company's Group Long Term Disability Insurance Plan.

         K. "Early Retirement" means retirement, for purposes of this Plan with the express consent of the Company at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate prior to age 65, in accordance with any applicable early retirement policy of the Company then in effect or as may be approved by the Committee.

         L. "Effective Date" has the meaning provided in Section 13 of the Plan.

         M. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

         N. "Fair Market Value" means with respect to the Common Stock, as of any given date or dates, unless otherwise determined by the Committee in good faith, the reported closing price of a share of Common Stock on the NASDAQ-National Market or such other market or exchange as is the principal trading market for the Common Stock, or, if no such sale of a share of Common Stock is reported on the NASDAQ-National Market or other exchange or principal trading market on such date, the fair market value of a share of Common Stock as determined by the Committee in good faith.

         O. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

         P. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

         Q. "Non-Employee Director" means a member of the Board who is a Non-Employee Director within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act and an outside director within the meaning of Treasury Regulation Sec. 162-27(e)(3) promulgated under the Code.

         R. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         S. "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65.

         T. "Other Stock-Based Award" means an award under Section 7 below that is valued in whole or in part by reference to, or is otherwise based on, the Common Stock.

         U. "Outside Director" means a member of the Board who is not an officer or employee of the Company or any Subsidiary or Affiliate of the Company.

         V. "Outside Director Option" means an award to an Outside Director under Section 8 below.

         W. "Plan" means this Bright Horizons Family Solutions, Inc. 1998 Stock Incentive Plan, as amended from time to time.

         X. "Restricted Stock" means an award of shares of Common Stock that is subject to restrictions under Section 6 of the Plan.

         Y. "Restriction Period" has the meaning provided in Section 6 of the Plan.

         Z. "Retirement" means Normal or Early Retirement.

         AA. "Section 162(m) Maximum" has the meaning provided in Section 3(a) hereof.

         BB. "Stock Option" or "Option" means any option to purchase shares of Common Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5 below.

         CC. "Subsidiary" means any company (other than the Company) in an unbroken chain of companies beginning with the Company if each of the companies (other than the last company in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in the chain.

SECTION 2.  ADMINISTRATION.

         The Plan shall be administered by a Committee of not less than two Non-Employee Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board. The functions of the Committee specified in the Plan may be exercised by an existing Committee of the Board composed exclusively of Non-Employee Directors. The initial Committee shall be the Compensation Committee of the Board. In the event there are not at least two Non-Employee Directors on the Board, the Plan shall be administered by the Board and all references herein to the Committee shall refer to the Board.

         The Committee shall have authority to grant, pursuant to the terms of the Plan, to officers, other key employees, Outside Directors and consultants eligible under Section 4: (i) Stock Options,(ii) Restricted Stock, and/or (iii) Other Stock-Based Awards; provided, however, that the power to grant and establish the terms and conditions of awards to Outside Directors under the Plan other than pursuant to Section 8 shall be reserved to the Board.

         In particular, the Committee, or the Board, as the case may be, shall have the authority, consistent with the terms of the Plan:

                  (a) to select the officers, key employees and Outside Directors of and consultants to the Company and its Subsidiaries and Affiliates to whom Stock Options, Restricted Stock, and/or Other Stock-Based Awards may from time to time be granted hereunder;

                  (b) to determine whether and to what extent Stock Options, Restricted Stock, and/or Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more eligible persons;

                  (c) to determine the number of shares to be covered by each such award granted hereunder;

                  (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion); and to amend or waive any such terms and conditions to the extent permitted by Section 10 hereof;

                  (e) to determine whether and under what circumstances a Stock Option may be settled in cash or Restricted Stock under Section 5(k) or
         (l), as applicable, instead of Common Stock;

                  (f) to determine whether, to what extent, and under what circumstances Option grants and/or other awards under the Plan are to be made, and operate, on a tandem basis vis-a-vis other awards under the Plan and/or cash awards made outside of the Plan, or on an additive basis;

                  (g) to determine whether, to what extent, and under what circumstances shares of Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

                  (h) to determine whether to require payment of tax withholding requirements in shares of Common Stock subject to the award; and

                  (i) to impose any holding period required to satisfy Section 16 under the Exchange Act.

         The Committee shall have the authority to adopt, alter, and repeal such rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

         All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

SECTION 3.  SHARES OF COMMON STOCK SUBJECT TO PLAN.

         (a) As of the Effective Date, the aggregate number of shares of Common Stock that may be issued under the Plan shall be 2,250,000 shares. Of the total number of shares that may be issued under the Plan, an aggregate of 100,000 shares shall be reserved for issuance under Section 8 hereof, subject to increases at the discretion of the Board. The shares of Common Stock issuable under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. No officer of the Company or other person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Code shall be eligible to receive awards pursuant to this Plan relating to in excess of 200,000 shares of Common Stock in any fiscal year (the "Section 162(m) Maximum").

         (b) If any shares of Common Stock that have been optioned cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Restricted Stock or Other Stock-Based Award granted hereunder are forfeited prior to the payment of any dividends, if applicable, with respect to such shares of Common Stock, or any such award otherwise terminates without a payment being made to the participant in the form of Common Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

         (c) In the event of any merger, reorganization, consolidation, recapitalization, extraordinary cash dividend, stock dividend, stock split or other change in corporate structure affecting the Common Stock, an appropriate substitution or adjustment shall be made in the maximum number of shares that may be awarded under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number of shares underlying Outside Director Options to be granted under Section 8 hereof, the
Section 162(m) Maximum and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number.

SECTION 4.  ELIGIBILITY.

         Officers, other key employees and Outside Directors of and consultants to the Company and its Subsidiaries and Affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan. Outside Directors are eligible to receive awards pursuant to
Section 8 and as otherwise determined by the Board.

SECTION 5.  STOCK OPTIONS.

         Stock Options may be granted alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Incentive Stock Options may be granted only to individuals who are employees of the Company or any Subsidiary of the Company.

         Subject to the foregoing, the Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options.

         Options granted to officers, key employees, Outside Directors and consultants under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

                  (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% (or, in the case of any employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Subsidiaries, not less than 110%) of the Fair Market Value of the Common Stock at grant, in the case of Incentive Stock Options, and not less than 50% of the Fair Market Value of the Common Stock at grant, in the case of Non-Qualified Stock Options.

                  (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years (or, in the case of an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries or parent companies, more than five years) after the date the Option is granted.

                  (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that except as provided in Section 5(f) and (g), Section 8 and Section 9, unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. The Committee may provide that a Stock Option shall vest over a period of future service at a rate specified at the time of grant, or that the Stock Option is exercisable only in installments. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant, in whole or in part, based on such factors as the Committee shall determine in its sole discretion.

                  (d) Method of Exercise. Subject to whatever installment exercise restrictions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, note, or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or (except in the case of an Incentive Stock Option) after grant, payment in full or in part may also be made in the form of shares of Common Stock already owned by the optionee and held by the optionee for at least six months or, in the case of a Non-Qualified Stock Option, shares of Restricted Stock or shares subject to such Option or another award hereunder (in each case valued at the Fair Market Value of the Common Stock on the date the Option is exercised). If payment of the exercise price is made in part or in full with Common Stock, the Committee may award to the employee a new Stock Option to replace the Common Stock which was surrendered. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, such Restricted Stock (and any replacement shares relating thereto) shall remain (or be) restricted in accordance with the original terms of the Restricted Stock award in question, and any additional Common Stock received upon the exercise shall be subject to the same forfeiture restrictions, unless otherwise determined by the Committee, in its sole discretion, at or after grant. No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 12(a).

                  (e) Transferability of Options. Except as provided by the Committee, no Non-Qualified Stock Option shall be transferable by the optionee other than (i) transfers by the Optionee to a member of his or her Immediate Family or a trust for the benefit of the optionee or a member of his or her Immediate Family, or (ii) transfers by will or by the laws of descent and distribution. No Incentive Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Incentive Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

                  (f) Termination by Death. Subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee) by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at or after grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                  (g) Termination by Reason of Disability. Subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period of (i) two years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) one year from the date of termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter, in the case of an Incentive Stock Option; provided however, that, if the optionee dies within the period specified in (i) above (or other such period as the committee shall specify at or after grant), any unexercised Non-Qualified Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of any period that would apply if such Stock Option were a Non-Qualified Stock Option, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

                  (h) Termination by Reason of Retirement. Subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period of (i) one year (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) three months from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the event of an Incentive Stock Option; provided however, that, if the optionee dies within the period specified in (i) above (or other such period as the Committee shall specify at or after grant), any unexercised Non-Qualified Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of the period that would apply if such Stock Option were a Non-Qualified Stock Option, the option will thereafter be treated as a Non-Qualified Stock Option.

                  (i) Other Termination. Subject to Section 5(j), unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or (except in the case of an Incentive Stock Option) after grant, (a) if an optionee's employment by the Company and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate is involuntarily terminated for any reason other than death, Disability or Normal or Early Retirement, or (b) if an optionee voluntarily terminates employment (except for Disability, Normal or Early Retirement) with the Company and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of three months or the balance of such Stock Option's term, but with respect to an involuntary termination, only if the involuntary termination is without Cause. For purposes of this Plan, "Cause" means (i) a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or (ii) a participant's willful misconduct or dishonesty, which is directly and materially harmful to the business or reputation of the Company or any Subsidiary or Affiliate.

                  (j) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422. No Incentive Stock Option shall be granted to any participant under the Plan if such grant would cause the aggregate Fair Market Value (as of the date the Incentive Stock Option is granted) of the Common Stock with respect to which all Incentive Stock Options are exercisable for the first time by such participant during any calendar year (under all such plans of the Company and any Subsidiary) to exceed $100,000. To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

                                    (i) if (x) a participant's employment is
                           terminated by reason of death, Disability, or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Section 5(f),
                           (g) or (h), applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such Option that is immediately exercisable as an "Incentive Stock Option" during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option; and

                                    (ii) if the exercise of an Incentive Stock
                           Option is accelerated by reason of a Change in Control, any portion of such Option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

                  (k) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash, Common Stock, or Restricted Stock an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

                  (l) Settlement Provisions. If the option agreement so provides at grant or (except in the case of an Incentive Stock Option) is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Restricted Stock determined without regards to the forfeiture restrictions involved.

                  (m) Termination of Consultant. The Committee shall have discretion in determining when a termination under Sections 5(f), (g),
         (h) or (i) above shall occur with respect to a consultant's relationship with the Company.

SECTION 6.  RESTRICTED STOCK.

                  (a) Administration. Shares of Restricted Stock may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares of Restricted Stock to be awarded to any person, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 6(b)), the time or times within which such awards may be subject to forfeiture, and the other terms, restrictions and conditions of the awards in addition to those set forth in Section 6(c). The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

                  (b) Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

                           (i) The purchase price for shares of Restricted Stock
                  shall be established by the Committee and may be zero.

                           (ii) Awards of Restricted Stock must be accepted
                  within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required under Section 6(b)(i).

                           (iii) Each participant receiving a Restricted Stock
                  award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

                           (iv) The Committee shall require that the stock
                  certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the shares of Common Stock covered by such award.

                  (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 6 shall be subject to the following restrictions and conditions:

                           (i) In accordance with the provisions of this Plan
                  and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge, assign, or otherwise encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance, such other factors or criteria as the Committee may determine in its sole discretion.

                           (ii) Except as provided in this paragraph (ii) and
                  Section 6(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 12(e), in additional Restricted Stock to the extent shares are available under Section 3, or otherwise reinvested. Pursuant to Section 3 above, stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued. If the Committee so determines, the award agreement may also impose restrictions on the right to vote and the right to receive dividends.

                           (iii) Subject to the applicable provisions of the
                  award agreement and this Section 6, upon termination of a participant's employment with the Company and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

                           (iv) If and when the Restriction Period expires
                  without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant promptly.

                  (d) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Common Stock to the recipient of a restricted stock award, subject to such performance, future service, deferral, and other terms and conditions as may be specified by the Committee.

SECTION 7.  OTHER STOCK-BASED AWARDS.

                  (a) Administration. Other Stock-Based Awards, including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Common Stock awards or options valued by reference to earnings per share or Subsidiary performance, may be granted either alone, in addition to, or in tandem with Stock Options, or Restricted Stock granted under the Plan and cash awards made outside of the Plan; provided that no such Other Stock-Based Awards may be granted in tandem with Incentive Stock Options if that would cause such Stock Options not to qualify as Incentive Stock Options pursuant to Section 422 of the Code. Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Common Stock upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

                  (b) Terms and Conditions. Other Stock-Based Awards made pursuant to this Section 8 shall be subject to the following terms and conditions:

                           (i) Shares subject to awards under this Section 7 and
                  the award agreement referred to in Section 7(b)(v) below, may not be sold, assigned, transferred, pledged, or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance, or deferral period lapses.

                           (ii) Subject to the provisions of this Plan and the
                  award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this
                  Section 7 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.

                           (iii) Any award under Section 7 and any shares of
                  Common Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee in its sole discretion.

                           (iv) In the event of the participant's Retirement,
                  Disability, or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an award under this Section 7.

                           (v) Each award under this Section 7 shall be
                  confirmed by, and subject to the terms of, an agreement or other instrument by the Company and the participant.

                           (vi) Common Stock (including securities convertible
                  into Common Stock) issued on a bonus basis under this Section 7 may be issued for no cash consideration. Common Stock (including securities convertible into Common Stock) purchased pursuant to a purchase right awarded under this Section 7 shall be priced at least 85% of the Fair Market Value of the Common Stock on the date of grant.

SECTION 8.  AWARDS TO OUTSIDE DIRECTORS.

                  (a) The provisions of this Section 8 shall apply only to awards to Outside Directors in accordance with this Section 8. The Committee shall have no authority to determine the timing of or the terms or conditions of any award under this Section 8.

                  (b) Each Outside Director who is serving on the Board of Directors on the date of the first meeting of the Board of Directors on or after the Effective Date of this Plan or who is first elected to the Board of Directors thereafter, will receive an automatic grant of a non-qualified stock option to purchase 5,000 shares of Common Stock on the earlier of the date of the first meeting of the Board of Directors after the Effective Date of this Plan or the date of election. On the date of each Annual Meeting of Stockholders of the Company, each Outside Director will receive an automatic grant of a non-qualified stock option to purchase 1,000 shares of Common Stock, but only if such Outside Director failed to attend no more than one regularly scheduled meeting of the Board of Directors in the preceding twelve (12) months. The exercise price of each option granted pursuant to this Section 8(b) shall equal the Fair Market Value of such Common Stock on the date of grant.

                  (c) Each Outside Director Option shall vest and become exercisable with respect to one-third of such shares on the first anniversary of the date of grant, with respect to one-third on the second anniversary of the date of grant, and with respect to one-third on the third anniversary of the date of grant. Each Outside Director Option shall expire, if unexercised, on the tenth anniversary of the date of grant. The exercise price may be paid in cash or in shares of Common Stock, including shares of Common Stock subject to the Outside Director Option.

                  (d) Outside Director Options shall not be transferable without the prior written consent of the Board other than (i) transfers by the optionee to a member of his or her Immediate Family or a trust for the benefit of optionee or a member of his or her Immediate Family, or (ii) transfers by will or by the laws of descent and distribution.

                  (e) Grantees of Outside Director Options shall enter into a stock option agreement with the Company setting forth the exercise price and other terms as provided herein.

                  (f) The termination of Outside Director Options shall be governed by the provisions of Sections 5(f), 5(h) and 5(i) hereof as if Outside Directors were employees of the Company, except that any determination to accelerate the vesting of an Outside Director Option will be made by the Board and not by the Committee.

                  (g) Outside Director Options shall be subject to Section 9. The number of shares and the exercise price per share of each Outside Director Option shall be adjusted automatically in the same manner as the number of shares and the exercise price for Stock Options under
         Section 3 hereof at any time that Stock Options are adjusted as provided in Section 3.

                  (h) Any applicable withholding taxes shall be paid in shares of Common Stock subject to the Outside Director Option valued as the Fair Market Value of such shares unless the Company agrees to accept a payment in cash in the amount of such withholding taxes.

SECTION 9.  CHANGE IN CONTROL PROVISIONS.

                  (a) Impact of Event. In the event of:

                           (1) a "Change in Control" as defined in Section 9(b);
                  or

                           (2) a "Potential Change in Control" as defined in
                  Section 9(c), but only if and to the extent so determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination),

                           (i) Subject to the limitations set forth below in
                  this Section 9(a), the following acceleration provisions shall apply to Stock Options, Restricted Stock, Outside Director Options, and Other Stock-Based Awards granted on or prior to April 16, 2001:

                                    (a) Any Stock Option or Outside Director
                           Option awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

                                    (b) The restrictions applicable to any
                           Restricted Stock and Other Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

                           (ii) The acceleration provisions set forth in
                  Section 9(a)(i) above shall not apply, unless otherwise determined by the Board or the Committee, to Stock Options, Restricted Stock, Outside Director Options, or Other Stock-Based Awards granted after April 16, 2001.

                           (iii) Subject to the limitations set forth below in
                  this Section 9(a), the value of all outstanding Stock Options, Restricted Stock, Outside Director Options and Other Stock-Based Awards, in each case to the extent vested, shall, unless otherwise determined by the Board or by the Committee in its sole discretion prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" as defined in Section 9(d) as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Board or Committee may determine prior to the Change in Control; provided, however, that this section (a)(ii) shall have no effect if its effect would preclude the pooling method of accounting for the specific transaction that resulted in a Change in Control (if the pooling method of accounting is proposed for such transaction).

                           (iv) The Board or the Committee may impose
                  additional conditions on the acceleration or valuation of any award in the award agreement.

                  (b) Definition of Change in Control. For purposes of Section 9(a), a "Change in Control" means the happening of any of the following:

                           (i) any person or entity, including a "group" as
                  defined in Section 13(d)(3) of the Exchange Act, other than the Company or a wholly-owned subsidiary thereof or any employee benefit plan of the Company or any of its Subsidiaries, becomes the beneficial owner of the Company's securities having 35% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business); or

                           (ii) as the result of, or in connection with, any
                  cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than 40% of the combined voting power of the then outstanding securities of the Company or any successor Company or entity entitled to vote generally in the election of the directors of the Company or such other company or entity after such transaction are held in the aggregate by the holders of the Company's securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; or

                           (iii) during any period of two consecutive years,
                  individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.

                  (c) Definition of Potential Change in Control. For purposes of
         Section 9(a), a "Potential Change in Control" means the happening of any one of the following:

                           (i) The approval by stockholders of an agreement by
                  the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 9(b); or

                           (ii) The acquisition of beneficial ownership,
                  directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Company representing 5% or more of the combined voting power of the Company's outstanding securities and the adoption by the Committee of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of this Plan.

                  (d) Change in Control Price. For purposes of this Section 9, "Change in Control Price" means the highest price per share paid in any transaction reported on the NASDAQ-National Market or such other exchange or market as is the principal trading market for the Common Stock, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Company at any time during the 60 day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Stock Options, such price shall be based only on transactions reported for the date on which a cash out occurs under Section 9(a)(ii).

SECTION 10.  AMENDMENTS AND TERMINATION.

         The Board may at any time amend, alter or discontinue the Plan; provided, however, that, without the approval of the Company's stockholders, no amendment or alteration may be made which would (a) except as a result of the provisions of Section 3(c) of the Plan, increase the maximum number of shares that may be issued under the Plan or increase the Section 162(m) Maximum, (b) change the provisions governing Incentive Stock Options except as required or permitted under the provisions governing incentive stock options under the Code, or (c) make any change for which applicable law or regulatory authority (including the regulatory authority of the NYSE or any other market or exchange on which the Common Stock is traded) would require shareholder approval or for which shareholder approval would be required to secure full deductibility of compensation received under the Plan under Section 162(m) of the Code. No amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Restricted Stock, Other Stock-Based Award or Outside Director Option theretofore granted, without the participant's consent.

         The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices. Solely for purposes of computing the Section 162(m) Maximum, if any Stock Options or other awards previously granted to a participant are canceled and new Stock Options or other awards having a lower exercise price or other more favorable terms for the participant are substituted in their place, both the initial Stock Options or other awards and the replacement Stock Options or other awards will be deemed to be outstanding (although the canceled Stock Options or other awards will not be exercisable or deemed outstanding for any other purposes).

SECTION 11. UNFUNDED STATUS OF PLAN.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 12. GENERAL PROVISIONS.

                  (a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

                  (c) The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

                  (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The Committee may require withholding obligations to be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

                  (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

                  (f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Tennessee.

                  (g) The members of the Committee and the Board shall not be liable to any employee or other person with respect to any determination made hereunder in a manner that is not inconsistent with their legal obligations as members of the Board. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, the Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

                  (h) In addition to any other restrictions on transfer that may be applicable under the terms of this Plan or the applicable award agreement, no Stock Option, Restricted Stock award, or Other Stock-Based Award or other right issued under this Plan is transferable by the participant without the prior written consent of the Committee, or, in the case of an Outside Director, the Board, other than (i) transfers by an optionee to a member of his or her Immediate Family or a trust for the benefit of the optionee or a member of his or her Immediate Family or (ii) transfers by will or by the laws of descent and distribution. The designation of a beneficiary will not constitute a transfer.

                  (i) The Committee may, at or after grant, condition the receipt of any payment in respect of any award or the transfer of any shares subject to an award on the satisfaction of a six-month holding period, if such holding period is required for compliance with Section 16 under the Exchange Act.

SECTION 13. EFFECTIVE DATE OF PLAN.

         The Plan shall be effective as of July 27, 1998.

SECTION 14. TERM OF PLAN.

         No Stock Option, Restricted Stock award, Other Stock-Based Award or Outside Director Option award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date of the Plan, but awards granted prior to such tenth anniversary may be extended beyond that date.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                     BRIGHT HORIZONS FAMILY SOLUTIONS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                           Wednesday, May 23, 2001
                             10:00 a.m. local time

                                      PROXY

      The undersigned hereby appoints Roger H. Brown and Elizabeth J. Boland, or either of them, with full power of substitution, as proxies, and hereby authorizes them to represent and to vote, as designated, all of the shares of voting stock of Bright Horizons Family Solutions, Inc. held by the undersigned on April 2, 2001, at the Annual Meeting of Stockholders to be held at the Company's corporate offices, 200 Talcott Avenue South. Watertown, Massachusetts, on Wednesday, May 23, 2001 at 10:00 a.m., local time, and any adjournment(s) thereof.

1.    ELECTION OF CLASS III (2004) DIRECTORS:

      01 William H. Donaldson   03 Linda A. Mason  [ ] Vote FOR all nominees      [ ] Vote WITHHELD
      02 Fred K. Foulkes        04 Ian M. Rolland      (except as marked)             from all nominees



      (Instructions: To withhold authority to vote for      --------------------
      any indicated nominee, write the number(s) of the     |                  |
      nominee(s) in the box provided to the right.)         --------------------



2.    APPROVAL OF AMENDMENT TO THE 1998 STOCK INCENTIVE PLAN:

      [ ]  FOR             [ ]  AGAINST              [ ]  ABSTAIN


In their discretion, the proxies are authorized to vote upon such business as may properly come before this meeting.

YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF NO CHOICE IS SPECIFIED, YOUR SHARES WILL BE VOTED FOR APPROVAL OF ALL OF THE PROPOSALS SET FORTH ABOVE.

Address change? Mark box [ ]           Date:
Indicate changes below:                     -----------------------------------

                                       ----------------------------------------
                                       |                                      |
                                       ----------------------------------------
                                       Signature(s) in Box


                                       Please sign exactly as name appears on
                                       your stock certificates. Each joint owner must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as authorized. If a partnership, please sign in partnership name by authorized person.


             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.